                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                 ------------



                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:           August 31, 1998
               ---------------------------------------
                  (Date of earliest reported event)


         READY CAPITAL CORP. (formerly COLORSTONE INTERNATIONAL, INC.)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    New York                     33-24329-NY                    13-3475609
    --------                     -----------                    ----------
(State of other                 (Commission                   (IRS Employer
jurisdiction of                  File No.)                 Identification No.)
incorporation)


630 Third Avenue
New York, New York                                       10017
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(Address of Principal Executive Office)               (Zip Code)



Registrant's telephone number including area code        (212) 661-2727
                                                 ------------------------------


                519 Capobianco Plaza, Rahway, New Jersey 07065
--------------------------------------------------------------------------------
                   (Former address changed from last report)



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Item 5.  Other Events
         ------------

         (a) On August 17, 1998, the Registrant and Colorstone International, Inc. ("Colorstone") rescinded a prior Plan of Merger consummated in March 1997 pursuant to which Registrant had acquired all of the common shares issued and outstanding in Colorstone.

         (b) On August 17, 1998, the following persons, all of whom were affiliated with the previously acquired company, Colorstone, resigned as directors of the Registrant:

         (1)      Joseph A. Rusk, Jr.
         (2)      Frederick P. Scheck
         (3)      Michael D. Fazio
         (4)      Mitchell Reisman
         (5)      Henry Kaufman
         (6)      Gerard Souham

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                                   EXHIBITS
                                   --------

         (1) Rescission Agreement


                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.




                                                READY CAPITAL CORP.
                                                --------------------------------
                                                Registrant



                                                --------------------------------
                                                Frank Grillo, Director



Dated:  August 31, 1998


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                             RESCISSION AGREEMENT


         AGREEMENT made this day of August, 1998 by and between Ready Capital Corporation ("Ready"), a New York Corporation and Colorstone International, Inc. ("Colorstone"), a Delaware Corporation.

         WHEREAS, on January 14, 1997 the parties entered into a Plan and Agreement of Merger pursuant to which the parties agreed to merge with Ready being the surviving corporation and Colorstone being the constituent corporation; and

         WHEREAS, on February 25, 1997 a meeting of the shareholders of Ready was held pursuant to notice and proxy at which the transaction was approved, the resignations of Ready's directors were accepted and new directors were appointed; and

         WHEREAS, on March 3, 1997, a closing of the transaction occurred which was reported on Form 8-K on March 14, 1997; and

         WHEREAS, Colorstone agreed to provide the requisite financial statements in accordance with Regulation S-X, Rule 305(b) in a timely manner, but has failed to do so from that time to the present; and

         WHEREAS, there has been no trading activity, legal compliance undertaken or other conduct as a combined entity by Ready since the closing; and

         WHEREAS, the parties are agreed to rescind the transaction and restore the status quo ante prior to closing;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1. Transfer of Securities
            ----------------------

         1.1 Ready hereby transfers back to Colorstone's stockholders all shares of its common stock issued and outstanding as of the date of closing, represented by Colorstone to be 6,674,400 shares and relinquishes any claim to said shares.

         1.2 Colorstone's stockholders hereby relinquish any claims to any Ready shares.

         1.3 Within ten (10) days of the date of this agreement, Colorstone agrees to deliver to Frank Grillo or his designees One Hundred Thousand (100,000) shares of its common stock in consideration for his services as a finder in the transaction as envisioned in Article XII, paragraph 7 of the merger agreement.



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         2. Resignation of Directors
            ------------------------

         As of the date of this Agreement, the Directors of the surviving corporation, namely Joseph A. Rusk, Jr., Frederick Scheck, Michael Fazio, Mitchell Reisman, Henry Kaufman and Gerard Souham, are deemed to have either resigned their positions as the directors elected by the stockholders at the meeting held on February 25, 1997, or in the alternative, agree that they did not accept their election as directors. Colorstone agrees to obtain written confirmation of the foregoing from each of the above named directors and provide same to Ready within ten (10) days of the date of this Agreement.

         3. Mutual Releases
            ---------------

         3.1 In consideration of the performance of their respective obligations and covenants under this Agreement and their representations and warranties under this Agreement, the adequacy and sufficiency of which consideration are hereby acknowledged, each of the parties hereby releases and discharges each other and their respective shareholders, officers, directors, partners (general and limited), principals, employees, agents, parents, subsidiaries, affiliates (including, without limitation, any entity owned, controlled by or under common control with such persons and entities) and their respective heirs, executors, administrators, personal representatives, successors and assigns from any and all actions, causes of action, suits, debts, contracts, controversies, agreements, promises, damages, liabilities, judgments, executions, claims and demands whatsoever, in law equity.

         3.2 Notwithstanding any provision of this Agreement to the contrary, the releases provided herein and the indemnity provided hereafter will be void ab initio and of no further force or effect (i) as to any party to this Agreement who or which fails to perform any of his or its obligations or covenants under this Agreement, or (ii) in the event that this Agreement, or any provision hereof, is ever adjudicated unenforceable, or (iii) in the event that this Agreement or any part thereof is rescinded or modified by operation of law or by order of any court of competent jurisdiction, including, without limitation, any order of any such court pursuant to or in connection with a bankruptcy, insolvency or similar proceeding.

         4. Indemnification
            ---------------

         Colorstone and its officers, directors stockholders and affiliates hereby agree to indemnify Ready and its officers, directors, affiliates and agents from any losses, claims, damages liabilities, costs and expenses (including legal fees) which are or may be sustained by them arising out of any claim, action or proceeding asserted or commenced against them by any creditor or stockholder of Colorstone, or any purchaser of Colorstone securities form this date of closing to the date of this Agreement, including without limitation The Absolute Connection.




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         5. Miscellaneous
            -------------

         5.1 Notices. Any notice or other communication required or permitted to be given under this Agreement must be in writing and delivered in person or by registered or certified mail, return receipt requested, or by a nationally recognized overnight express courier service, receipt acknowledged, to the proper address of the party to whom such notice is being given as specified herein (or to any such party at any different address provided by notice given in compliance with this provision). All notices or other communications to Ready shall be addressed to Ready, c/o Berger & Paul, LLP at 630Third Avenue, New York, New York 10017. All notices or other communications to Colorstone shall be addressed to Colorstone International, Inc., 519 Capobianco Plaza, Rahway, New Jersey 07065, Attn: Mitchell Reisman. All such notices or other communications shall be deemed given upon receipt, in the case of hand or courier delivered notices or other communications, or within three (3) days of mailing, as aforesaid (except for a notice of a change of address which shall be deemed given only upon receipt).

         5.2 Non-Assignability, Benefit of Agreement. This Agreement is non-assignable and shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective heirs, executors, administrators, successors, and legal representatives.

         5.3 Headings. The paragraph headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         5.4 Applicable Law, Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws provisions there of. The parties hereto hereby agree that any suit or proceeding arising under this Agreement or the consummation of the transaction contemplated hereby, shall be brought solely in a federal or state court located in the City, County, and State of New York. By their execution hereof, the parties hereto hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York, and agree that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon them personally, by certified or registered mail, return receipt requested or by Federal Express or other nationally recognized overnight express courier service, with the same force and effect as if personally served upon them in New York. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other parties hereto, on a joint and several basis, of his or its reasonable counsel fees and disbursements in an amount judicially determined.



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         5.5 Partial Waiver. The failure of any party hereto in any one or more instances to insist upon the performance of any of the terms or conditions of this Agreement, or to exercise any right or privilege conferred in this Agreement, or the waiver of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as thereafter waiving any such terms, covenants, conditions, rights or privileges, and the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.

         5.6 Representations and Warranties. Each of the parties hereto hereby represents and warrants to the other that(i) he or it has the full power and authority to enter into this Agreement, (ii) this Agreement has been duly authorized by all necessary corporate or other action required therefor, and
(iii) this Agreement is a binding obligation of each of the parties hereto.

         5.7 Independent Legal Representation. Each of the parties represents and warrants that such party has read and reviewed this Agreement in its entirety and has sought and obtained, or has had the full opportunity to seek and obtain, the benefit of full, complete and competent legal advice and counsel in connection with this Agreement and that such party fully understands the meaning and intent of every provision hereof. The parties hereto agree that the fact that counsel for any one party may have drafted this Agreement or any of the provisions contained in this Agreement shall not be cause for the construction or interpretation of that provision against that party.

         5.8 Counterparts. This Agreement may be executed in separate but identical counterparts, each of which shall be an original, but all of which shall together constitute but one and the same instrument.

         5.9 Further Assurances. The parties hereto hereby agree that, at any time and from time to time after the date hereof, upon the reasonable request of any party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto have duly executed or caused this Agreement to be duly executed as of the day and year first above written.

READY CAPITAL CORP.                   COLORSTONE INTERNATIONAL, INC.


By:                                   By:
   --------------------------------      ---------------------------------------
   Frank Grillo, Director                Mitchell Reisman, Secretary - Treasurer

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